First Quarter
2006 Review
May 4, 2006
First Quarter
2006 Review
May 4, 2006
John V. Faraci
Chairman & CEO
Marianne M. Parrs
Executive VP & CFO
John V. Faraci
Chairman & CEO
Marianne M. Parrs
Executive VP & CFO
Exhibit 99.2

Forward-Looking Statements
hese slides contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements.  Factors which could cause actual results to differ relate to: (i) industry conditions, including changes in the cost or availability of raw materials and energy, changes in transportation costs, competition, changes in the Company’s product mix and demand and pricing for the Company's products; (ii) market and economic factors, including changes in international conditions, specifically in Brazil, Russia, Poland, China and South Korea, changes in currency exchange rates, changes in credit ratings issued by nationally recognized statistical rating organizations, pension and healthcare costs and natural disasters, such as hurricanes; (iii) the
Company's transformation plan, including the ability to accomplish the transformation plan, the impact of the plan on the Company's relationship with its employees, the ability to realize anticipated profit improvement from the plan and the ability to successfully negotiate satisfactory sale terms for assets that are contemplated for sale but are not currently under contract; (iv) the execution of sale transactions currently under contract and the realization of anticipated sales proceeds thereunder, including, the ability to successfully consummate the transactions without a purchase price adjustment, the successful fulfillment (or waiver) of all conditions set forth in the sale agreements, the successful closing of the transactions within the estimated timeframes and the ability to monetize the non-cash portion of the sale proceeds; and (v) results of legal proceedings and compliance costs, including unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and the uncertainty of the costs and other effects of pending litigation.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.
T

uring the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com
under
Investors.
Statements Relating to
Non-GAAP Financial Measures
D

4 Agenda First Quarter 2006 Review Second Quarter 2006 Outlook Transformation Plan Update First Quarter 2006 Review Second Quarter 2006 Outlook Transformation Plan Update

First Quarter 2006 Summary
Solid first quarter – broad-based improvement
from fourth quarter 2005
Volume stronger across many key grades
IP pricing improving
Raw material costs lower
Manufacturing operations performed well
Record first quarter for IP’s distribution business
Lower land sales and higher tax rate
Solid first quarter – broad-based improvement
from fourth quarter 2005
Volume stronger across many key grades
IP pricing improving
Raw material costs lower
Manufacturing operations performed well
Record first quarter for IP’s distribution business
Lower land sales and higher tax rate

Diluted EPS from Continuing Operations
and Before Special Items
* A
reconciliation to GAAP EPS is available at www.internationalpaper.com under Investors
.13
.33
.27
.29
.16
.21
.21
.16
.15
.41
.34
.39
.34
2002 2003 2004 2005
1Q 3Q 1Q 2Q 4Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
.29
.23
3Q
4Q
.09
1Q
.19
2006

$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
4Q'05 Price Volume/
Downtime
Cost/Mix Raw
Material
Land
Sales
Corporate
Items
Tax Other 1Q'06
1Q’06 vs. 4Q’05
EPS $ / Share
EPS from cont. ops before special items
$.09
$.08
$.02
$.00
$.19 $.02
($.04)
($.01)
$.05
($.02)
Energy      $.03
Wood        $.01
Other       ($.02)
Packaging      $.05
Paper             $.02
1Q06 Tax rate 30%
4Q05 Tax rate 14%
IP Realty       $.01
Land Sales  ($.05)

$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
$0.45
1Q'05 Price Volume/
Downtime
Cost/Mix Raw
Material
Land
Sales
Corporate
Items
Interest Tax Other 1Q'06
1Q’06 vs. 1Q’05
EPS $ / Share
EPS from cont. ops before special items
$.34
$.05
($.13)
($.01)
$.19
$.02
($.05)
$.04
($.02)
($.02)
($.03)
Energy     ($.10)
Wood       ($.01)
Caustic    ($.01)
Other       ($.01)
Packaging  ($.02)
1Q06 Tax rate 30%
1Q05 Tax rate 19%
IP Realty       ($.01)
Land Sales     $.05

Higher Raw Material Costs
EBIT impact 1Q’06 vs. 1Q’05
Total of $88 million or $0.13 per share
negative impact in 1Q’06 versus 1Q’05
(100)
(80)
(60)
(40)
(20)
0
(100)
(80)
(60)
(40)
(20)
0
Energy Wood Caustic
Soda
EBIT ($MM)
(73)
(6)
(4) (5)
Other

Printing Papers
1 U.S. operations only
$  1,500
120
Sales
Earnings
1Q’06 4Q’05
$ Millions
$ Millions
Uncoated
1
Pulp
1
Europe
2
(uncoated)
Volume Realizations/ton
$  1,485
60
1Q’06 Change vs 4Q’05:
1Q’06 Change vs 4Q’05:
7%
(18%)
5%
2 Europe is average commodity cut-size price, excluding Russia
Average IP realization (includes the impact of mix across all grades)
$10
$25
€ 5

Industrial Packaging
Average IP realization (includes the impact of mix across all grades)
$  1,170
38
Sales
Earnings
1Q’06 4Q’05
$ Millions
$ Millions
Containerboard
1
U.S. Container
$35
$35
Volume Realizations/ton
$  1,170
5
1Q’06 Change vs 4Q’05:
1Q’06 Change vs 4Q’05:
(12%)
1%
1 U.S. operations only

Consumer Packaging
Average IP realization (includes the impact of mix across all grades)
$  775
35
Sales
Earnings
1Q’06 4Q’05
$ Millions
$ Millions
Coated Paperboard
1
$5
Volume Realizations/ton
$  800
29
1Q’06 Change vs 4Q’05:
1Q’06 Change vs 4Q’05:
6%
Converting Businesses
Sales Revenue
(3%)
1 U.S. operations only

Distribution
$ 1,650
27
Sales
Earnings
1Q’06
4Q’05
$ Millions
$ Millions
$ 1,635
25
xpedx had record first quarter earnings
Revenues improved 8% vs. first quarter 2005
First quarter ROI of 7%
Expenses down, margins up

Forest Products
Average IP realization (includes the impact of mix across all grades)
$  630
226
Sales
Earnings
1Q’06
4Q’05
$ Millions
Lumber
1
(mbf)
Plywood (msf)
$15
($24)
Volume Realizations/unit
$  665
257
1Q’06 Change vs 4Q’05:
1Q’06 Change vs 4Q’05:
(3%)
2%
1 U.S. operations only

Special Items  - After Tax
• Insurance Recoveries 12
• Legal Reserves (11)
• Restructuring & Other (17)
• Divestitures (2)
• Tax Adjustments (6)
Special Items Total (24) ($0.05)
Discontinued Operations (Coated and Kraft Paper)
• Writedown to Estimated Sales Value
and Other (1,311)
• 1Q’06 Earnings 7
(1,304) ($2.66)
Special Items  - After Tax
• Insurance Recoveries 12
• Legal Reserves (11)
• Restructuring & Other (17)
• Divestitures (2)
• Tax Adjustments (6)
Special Items Total (24) ($0.05)
Discontinued Operations (Coated and Kraft Paper)
• Writedown to Estimated Sales Value
and Other (1,311)
• 1Q’06 Earnings 7
(1,304) ($2.66)
$MM EPS
Special Items & Discontinued
Operations – 1Q’06

Earnings from Continuing Operations
and Before Special Items $0.19
Special Items (0.05)
Earnings from Continuing Operations 0.14
Discontinued Operations  (2.66)
Net Loss ($2.52)
Earnings from Continuing Operations
and Before Special Items $0.19
Special Items (0.05)
Earnings from Continuing Operations 0.14
Discontinued Operations  (2.66)
Net Loss ($2.52)
Reconciliation to 1Q’06
Diluted Earnings Per Share
Diluted EPS

Second Quarter 2006 Outlook
Volume remains solid
Implementing IP’s announced price increases in
paper and packaging
Continued progress in improving operations
Input costs mixed
• Natural gas and wood costs down
• Fuel oil and transportation costs up
Tax rate – 33%
Volume remains solid
Implementing IP’s announced price increases in
paper and packaging
Continued progress in improving operations
Input costs mixed
• Natural gas and wood costs down
• Fuel oil and transportation costs up
Tax rate – 33%

Carter Holt
Harvey
Forestlands
Coated Papers
Beverage
Packaging
Kraft Papers
Wood
Products
Arizona
Chemical
Consider
Strategic
Options
Distribute
Sales
Book
Evaluate
Final
Bids
Sales
Agreement
Announced
Close
on
Sale
- Phase completed
Transformation Plan Update
Divestments status as of May 4, 2006
Sales agreements
announced for
5.7 million acres
as of 5/4/06
Inpacel Mill
(Brazil)

Transformation Plan Update
Announced sales of 5.7 million acres for $6.6 billion
• Cash to IP in 4Q’06
• Retained 830,000 acres in U.S. South (700,000 acres for future sale)
Total after-tax proceeds could exceed $11 billion
Industrial asset sales process on track
Details on returning value to shareholders will be
communicated by end of July 2006
Maintaining focus on improving key platform operations –
fewer, bigger, better strategy
Selective reinvestment – taking a disciplined approach
Announced sales of 5.7 million acres for $6.6 billion
• Cash to IP in 4Q’06
• Retained 830,000 acres in U.S. South (700,000 acres for future sale)
Total after-tax proceeds could exceed $11 billion
Industrial asset sales process on track
Details on returning value to shareholders will be
communicated by end of July 2006
Maintaining focus on improving key platform operations –
fewer, bigger, better strategy
Selective reinvestment – taking a disciplined approach
First Quarter 2006

20 Q & A Q & A

21 Appendix Appendix

Total
IP Forestlands*
6.5 MM acres
Transformation Plan Update
IP has announced agreements to sell 5.7 million acres
for approximately $6.6 billion as of May 4, 2006
* U.S. forestlands owned or managed as of December 31, 2005
Targeted sale of 5.7 million acres
as part of transformation plan
U.S. Forestlands
RMS
Announced Sale
4.2MM acres
South
TimberStar
Announced Sale
0.9MM acre
South
Conservation
Announced Sales
0.3MM acres
South/Lake States
Lyme Timber
Announced Sale
0.3MM acres
New York
Acreage
Retained
0.8 MM acres
South

Transformation Plan Update
6,620 5,672 Total Sales
137 275 Lyme Timber Sale (NY)
1,100 900 TimberStar Sale (LA, TX, AR)
440 Michigan
3,770 Southern U.S.
5,000 4,210 RMS Sale
83 69 The Nature Conservancy (WI)
300 218
The Nature Conservancy
& The Conservation Fund
Southern U.S.
383 287 Conservation Sales
Timber
Notes
Cash
Estimated
Value
($MM)
Acres
(000s)
Forestland sales summary

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
Containerboard Uncoated Papers
Pulp Coated Paperboard
European Papers
*Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q’05 (108,000 tons).  Permanently closed at end of 4Q’05.
168
44
49
232
Lack of Order Downtime
59
90
236
173
5
10
5
35
95
M  Short Tons
2002 2003 2004 2005
275*
270*
181*
25
2006

Earnings by Industry Segment
Earnings by Industry Segment
Printing Papers $120 $60 $157
Industrial Packaging 38 5 102
Consumer Packaging 35 29 32
Distribution 27 25 18
Forest Resources 226 257 207
Other Businesses 10 (5) 10
Operating Profit 456 371 526
Interest Expense (148) (151) (168)
Minority Interest 3 (1) (1)
Corporate Items, net (174) (165) (152)
Earnings from continuing operations
before income taxes, minority
interest & special items $137 $54 $205
Earnings by Industry Segment
Printing Papers $120 $60 $157
Industrial Packaging 38 5 102
Consumer Packaging 35 29 32
Distribution 27 25 18
Forest Resources 226 257 207
Other Businesses 10 (5) 10
Operating Profit 456 371 526
Interest Expense (148) (151) (168)
Minority Interest 3 (1) (1)
Corporate Items, net (174) (165) (152)
Earnings from continuing operations
before income taxes, minority
interest & special items $137 $54 $205
$ Millions
4Q’05*
4Q’05*
1Q’05*
1Q’05*
1Q’06
1Q’06
Before special items
*industry segment information has been reclassified to conform with minor changes in 2006 organizational structure as well as to reflect Coated Papers and Kraft Papers businesses as discontinued operations

Before Special Items
Q1 137 (41) (5) 91 30% 491.7 0.19
Special Items
Q1 (30) 6 - (24) 19% 491.7 (0.05)
Earnings from Continuing Operations
Q1 107 (35) (5) 67 33% 491.7 0.14
2006 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares
2
EPS
1
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share; NM – Not Meaningful
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information
2
Assuming dilution

Before Special Items
Q1 205 (39) (2) 164 19% 488.9 0.34
Q2 205 (62) (3) 141 30% 487.4 0.29
Q3 170 (54) (4)
112³
32% 487.1 0.23
Q4 55 (8) (4) 43 14% 486.0 0.09
Full Year Total 636 (163) (12) 461 26% 509.7 0.96
Special Items
Q1 (103) 36 - (67) 35% 488.9 (0.14)
Q2 35 (95)     - (61) NM 487.4 (0.13)
Q3 167 441 - 608 NM 487.1 1.25
Q4 (241) 102 - (138) 43% 486.0 (0.28)
Full Year Total (142) 484 - 343 NM 509.7 0.67
Earnings from Continuing Operations
Q1 102 (2) (2) 98 2% 488.9 0.20
Q2 240 (157) (3) 80 65% 487.4 0.16
Q3 337 387 (4)
721³
NM 487.1 1.48
Q4 (186) 94 (4) (95) 51% 486.0 (0.19)
Full Year Total 494 322 (12)
803³
NM 509.7 1.63
2005 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares
2
EPS
1
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share; NM – Not Meaningful
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information
2
Assuming dilution
3
Does not include impact of additional $7 million in 3Q and $27 million for full year of income related to dilutive securities
Numbers may not add due to rounding

* U.S. only
Average IP realization (includes the impact of mix across all grades)
Average Sales Realizations
Forest
Products
$/ton
Packaging
$/ton
Printing
Papers
Segments*
301
352
688
402
476
793
4Q’05
Average Sales Realizations
291
358
733
453
488
797
1Q’05
277
376
735
454
510
826
Mar 06
Plywood, $/MSF
Lumber, $/MBF
Corrugated boxes
Containerboard
Pulp
Uncoated
Grades
277
367
721
437
499
803
1Q’06
299
375
733
437
496
802
Mar 05

Forest Resources
Earnings Sources – Gross Margin
• Forestland Sales
1
$106 $142 $71
• Harvest & Recreational Income 72 75 69
Forestland Expenses (30) (30) (34)
Land Utilization (real estate),
Net of Expenses 45 40 54
Total EBIT $193 $227 $160
Earnings Sources – Gross Margin
• Forestland Sales
1
$106 $142 $71
• Harvest & Recreational Income 72 75 69
Forestland Expenses (30) (30) (34)
Land Utilization (real estate),
Net of Expenses 45 40 54
Total EBIT $193 $227 $160
$ Millions
4Q’05
4Q’05
1Q’05
1Q’05
1Q’06
1Q’06
1
Excludes U.S. forestlands identified for sale as part of transformation plan

Lower Raw Material Costs
EBIT impact 1Q’06 vs. 4Q’05
Total of $16 million or $0.02 per share
positive impact in 1Q’06 versus 4Q’05
(30)
(20)
(10)
0
10
20
30
(30)
(20)
(10)
0
10
20
30
Energy Wood Other
EBIT ($MM)
18
10
(12)

0
50
100
150
200
250
300
Jan Apr July Oct Jan Apr July Oct Jan Apri July Oct Jan
Index: Jan 2003 Natural Gas Costs = 100
2003 2004
Natural gas costs
peaked in October
Natural Gas Costs
2005
Trended lower in 1Q’06

U.S. Mill Wood Costs
90
100
110
120
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan
Index: Jan 2003 Wood Costs = 100
2003 2004
* Delivered cost to  U.S. pulp & paper mills
Trended lower in 1Q’06
2005
U.S. mill wood costs
decreased in 1Q’06

0
100
200
300
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan
Index: Jan 2003 Caustic Soda Costs = 100
2003 2004
Caustic soda costs
remain historically high
Caustic Soda Costs
2005
Trended slightly lower in 1Q’06

Domestic Facilities
Key input indicative purchase levels
1
Old corrugated containers
2
2006 Run Rate
Natural Gas MMbtus 37,000,000
# 6 Fuel Oil BBLs 5,000,000
Coal Tons 1,600,000
Wood Tons 65,000,000
OCC Tons 600,000
Caustic Soda Tons 315,000
Sodium Chlorate Tons 290,000
LD Polyethylene Tons 100,000
Latex Tons 41,000
Energy
Energy
Fiber
Fiber
Chemicals
Chemicals
Units
Units
Annual Purchases
Annual Purchases
2
1

Coated Papers and Kraft Papers moved to
Discontinued Operations
Coated Bristols to Consumer Packaging from
Printing Papers
Bleached Kraft to Printing Papers from
Industrial Packaging
Minor Reclassifications
By industry segments

$6,011
(314)
275
610
1,530
1,295
630
$1,985
1Q’05
As
Reported
in 4Q’05
$526
10
207
18
102
32
$157
1Q’05
As
Restated
in 1Q’06
$546 $5,593
(287) Less: Intersegment Sales
10 275 Other Businesses
207 610 Forest Products
18 1,530 Distribution
105
23
1,215
740
Industrial Packaging
Consumer Packaging
$183 $1,510 Printing Papers
1Q’05 1Q’05
As
Reported
in 4Q’05
As
Restated
in 1Q’06
Sales Operating Profit
1Q’05 industry segment information has
been reclassified to conform with minor
changes in 2006 organizational structure
as well as to reflect Coated Papers and
Kraft Papers businesses as
discontinued operations
$ Millions
Minor Reclassifications
Sales & earnings by industry segments
$ Millions

37